              As filed with the Securities and Exchange Commission
                                on June 10, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                  BIOSEPRA INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                              04-3216867
(State or other jurisdiction of               (I.R.S. Employer
 incorporation or organization)              Identification No.)

                111 LOCKE DRIVE, MARLBOROUGH, MASSACHUSETTS 01752
            (Address of Principal Executive Offices)       (Zip Code)

                            1994 DIRECTOR OPTION PLAN
                            (Full title of the plan)

                              MARK G. BORDEN, ESQ.
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                     (Name and address of agent for service)

                                 (617) 526-6000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                            Proposed   Proposed
Title of                    maximum    maximum
securities     Amount       offering   aggregate    Amount of
to be          to be        price      offering     registration
registered     registered   per share  price        fee
- ----------     ----------   ---------  ---------    ------------
Common Stock,   30,000      $4.75(1)   $142,500(1)  $100.00
$.01 par        shares
value

- -------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the Nasdaq National Market on June 3, 1996 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

Statement of Incorporation by Reference

         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-79396, relating to the Registrant's 1994 Director Option Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Marlborough, Commonwealth of Massachusetts on the 7th day of June, 1996.

                                                 BIOSEPRA INC.

                                              By: /s/ Jean-Marie Vogel
                                                 -------------------------------
                                                  Jean-Marie Vogel
                                                  President and
                                                  Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of BioSepra Inc. hereby severally constitute Jean-Marie Vogel, Peter Castellanos and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable BioSepra Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                Title                                      Date
- ---------                                -----                                      ----
/s/ Jean-Marie Vogel              President, Chief                          )
- -------------------------         Executive Officer                         )
Jean-Marie Vogel                  and Director                              )
                                  (Principal Executive                      )
                                   and Financial Officer)                   )
                                                                            )
/s/ Peter M. Castellanos          Controller  (Principal                    )
- -------------------------         Accounting Officer)                       )
Peter M. Castellanos                                                        )
                                                                            )
                                                                            )
                                                                            )
/s/ Timothy J. Barberich          Director                                  )
- -------------------------                                                   )
Timothy J. Barberich                                                        )
                                                                            )
                                                                            )      June 7, 1996
                                                                            )
/s/ Robert L. Bratzler            Director                                  )
- -------------------------                                                   )
Robert L. Bratzler, Ph.D.                                                   )
                                                                            )
                                                                            )
                                                                            )
/s/ William M. Cousins, Jr.       Director                                  )
- -------------------------                                                   )
William M. Cousins, Jr.                                                     )
                                                                            )
                                                                            )
                                                                            )
/s/ Alexander M. Klibanov         Director                                  )
- -------------------------                                                   )
Alexander M. Klibanov, Ph.D.                                                )
                                                                            )
                                                                            )
                                                                            )
/s/ Paul A. Looney                Director                                  )
- -------------------------                                                   )
Paul A. Looney                                                              )
                                                                            )
                                                                            )
                                                                            )
/s/ Riccardo Pigliucci            Director                                  )
- -------------------------                                                   )
Riccardo Pigliucci                                                          )
                                                                            )
                                                                            )
                                                                            )
/s/ William E. Rich               Director                                  )
- -------------------------                                                   )
William E. Rich, Ph.D.                                                      )

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                 Description                                              Page
- -------                -----------                                              ----
 4.1                   Certificate of Incorporation
                       of the Registrant, as amended

 4.2                   By-Laws of the Registrant

 4.3 *                 Specimen Certificate of Common Stock of
                       the Registrant                                             -

 5                     Opinion of Hale and Dorr

23.1                   Consent of Hale and Dorr (included in Exhibit 5)           -

23.2                   Consent of Coopers & Lybrand L.L.P.

24                     Power of Attorney (included in the signature pages
                       of this Registration Statement)                            -

- --------
* Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-75212)